EXHIBIT 10.1

NOTE AND WARRANT PURCHASE AGREEMENT

This NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereof between VioQuest Pharmaceuticals, Inc., a Delaware corporation having a place of business at 180 Mount Airy Road, Suite 102, Basking Ridge, New Jersey 07920 (the “Company”), and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company has retained GunnAllen Financial, Inc. (“GunnAllen”) and Paramount BioCapital, Inc. (“Paramount,” and together with GunnAllen, the “Placement Agents”) to act as its co-placement agents, on a “best efforts” basis, in a private offering (the “Offering”) of senior convertible promissory notes in substantially the form attached to the Memorandum (as defined below) as Exhibit 3 (each a “Note” and, together, the “Notes”), and in connection therewith has authorized the Placement Agents to engage one or more other firms to assist in finding qualified subscribers for the Notes;

WHEREAS, the Company desires to offer and sell a minimum of $1,000,000 aggregate principal amount of Notes (the “Minimum Offering”) and a maximum of $4,000,000 aggregate principal amount of Notes (the “Maximum Offering”);

WHEREAS, the Notes will automatically convert into securities of the Company issued in a “Qualified Financing” (as such term is defined in the Notes);

WHEREAS, prior to automatic conversion or repayment by the Company, each Note is convertible by the holder thereof into shares (the “Note Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, in addition to a Note, each Subscriber will receive a five-year warrant, in substantially the form attached to the Memorandum as Exhibit 4 (the “Warrant,” and together with the Note, the “Securities”), to purchase a number of shares of Common Stock equal to quotient resulting from dividing (i) 25% of the principal amount of the Notes purchased by such Subscriber, by (ii) the closing sale price of the Common Stock on the Initial Closing Date (as defined herein);

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Notes and the Subscriber desires to purchase the principal amount of Notes set forth on the signature page hereto on the terms and conditions set forth herein; and

WHEREAS, the terms of the Offering are summarized in that certain Confidential Private Placement Memorandum dated June 20, 2007 (together with all amendments, supplements, exhibits and appendices thereto, the “Memorandum”).

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

A-1

1. PURCHASE AND SALE OF SECURITIES.

1.1  Offering. The Company is offering to a limited number of “accredited investors,” as that term is defined by Rule 501(a) of Regulation D of the Securities Act, the Securities on terms and conditions described in this Agreement. The Minimum Offering Amount will be offered on a “all or none, best efforts" basis. The Maximum Offering Amount will be offered on a “best efforts” basis. The Subscriber understands, however, that the Subscriber’s subscription for the purchase of the Securities is contingent upon the Company receiving aggregate subscriptions for Securities in an amount at least equal to the Minimum Offering. The minimum amount of any Note purchasable by any single investor shall be equal to $25,000, subject to the discretion of the Company and the Placement Agents to accept subscriptions for lesser amounts.

1.2  Closing. At each closing (each a “Closing,” and the date thereof, the “Closing Date” and the first Closing Date, the “Initial Closing Date”), provided the Company has received the Minimum Offering Amount, the Company shall issue and sell to the Subscriber and the Subscriber shall purchase from the Company, a Note in the amount of the Subscriber’s subscription as set forth on the signature page hereof that is accepted by the Company (the “Aggregate Purchase Price” as further defined below). In addition to the Note, each Subscriber shall receive a Warrant to purchase a number of shares of Common Stock (the “Warrant Shares”) determined by dividing (i) 25% of the principal amount of the Notes purchased by such investor, by (ii) the closing sale price of the Common Stock on the Initial Closing Date. The Warrants shall be exercisable at any time prior to the fifth anniversary of the date of issuance and shall have an exercise price per share equal to the lesser of (A) 105% of the closing sale price of the Common Stock on the Closing Date and (B) $0.60, in each case subject to appropriate adjustment for stock splits, combinations and similar recapitalization events (the “Warrant Exercise Price”).

1.3  Closing Mechanics. The Closing shall be held at a date or dates and time designated by the Company and the Placement Agents prior to 11:59 p.m. Eastern Standard Time on June 29, 2007 (subject to extension at the discretion of the Company and the Placement Agents without notice to the Subscriber of up to 60 days), which date shall be no later than five (5) Business Days (as defined in Article 5) after satisfaction or waiver of the closing conditions set forth in Article 4 hereof. The Closing shall occur at the offices of Paramount, located at 787 Seventh Avenue, 48th Floor, New York, New York 10019. Upon satisfaction or waiver of all conditions to the Closing, the Placement Agents and the Company shall instruct U.S. Bank Trust, N.A., as escrow agent (the “Escrow Agent”), to release the proceeds of the Offering to the Company, less fees and expenses due to the Placement Agents. Interest, if any, that has accrued with respect to the Aggregate Purchase Price while in escrow shall also be distributed to the Company at the Closing and the Subscriber will have no right to such interest, even if there is no Closing.

1.4  Payment of Aggregate Purchase Price. Upon, or prior to, the execution of this Agreement by the Subscriber, the Subscriber shall deposit the amount of readily available funds equal to the Aggregate Purchase Price in a segregated escrow account with the Escrow Agent by check or wire transfer of immediately available funds pursuant to the instructions provided below. Subject to the terms and conditions of this Agreement (including, without limitation, the Company’s and the Placement Agents’ option, each at its sole discretion, to refuse to accept subscriptions, in whole or in part, from any Subscriber), the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Securities and the Company agrees to sell such number of Securities to the Subscriber as is set forth upon the signature page hereof at the Aggregate Purchase Price as accepted by the Company and the Placement Agents.

US Bank Trust National Association
ABA Routing Number: 091000022
US Bank and Trust Corp. Account Number: [ ]
For: VioQuest/Paramount BioCapital
SEI Number: 100447000
Reference: [Investor Name]

The Subscriber must complete and return a duly executed, unaltered copy of this Agreement (including the completed Confidential Investor Questionnaire included in Article 7 hereof (the “Confidential Investor Questionnaire”)) to a Placement Agent at such Placement Agent’s address indicated in the Memorandum (as defined below) on or before the date indicated to the Subscriber by such Placement Agent to be eligible to participate in the Offering. The Company and the Placement Agents retain complete discretion to accept or reject any subscription unless and until the Company executes a counterpart to this Agreement that includes such Subscriber’s signature.

1.5  Delivery of Certificates. The Company shall deliver, or cause to be delivered, the certificates representing the Securities purchased by the Subscriber hereunder as soon as practical after the Closing to the Subscriber’s residential or business address indicated on the signature page hereto.

2. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.

The Subscriber hereby represents and warrants to the Company as of the date hereof and the Closing Date as follows:

2.1 The Subscriber understands, acknowledges and agrees that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) the Subscriber may not be able to liquidate its investment; (iii) transferability of the Securities is extremely limited; (iv) in the event of a disposition of the Securities, the Subscriber could sustain the loss of its entire investment; and (v) since the Company has been a publicly-traded company, the Company has not paid any dividends on its Common Stock and does not anticipate the payment of dividends in the foreseeable future.

2.2 The Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by the Subscriber’s responses to the questions contained in the Confidential Investor Questionnaire, which are true and correct as of the date hereof and shall be true and correct as of the Closing Date, and that the Subscriber is able to bear the economic risk of an investment in the Company. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

2.3  The Subscriber understands, acknowledges and agrees that: (i) the Subscriber is knowledgeable, sophisticated and has experience in making, and is qualified to make, decisions with respect to investments representing an investment decision like that involved in the purchase of the Securities and has prior investment experience, including investment in securities which are non-listed, unregistered and/or not traded on the New York Stock Exchange, AMEX, the National Market or SmallCap Market of the National Association of Securities Dealers, Inc. (“NASD”) Automated Quotation System or any other national stock exchange; (ii) the investment in the Securities is of a highly speculative nature and involves a significant degree of risk, that the market price of the Common Stock has been and continues to be volatile and that Subscriber has carefully evaluated the risks of an investment in the Securities; and (iii) the Subscriber is able to bear the economic risk of an investment in the Securities and the potential loss of such investment, which risk the Subscriber hereby assumes.

2.4  The Subscriber has received and carefully reviewed this Agreement, the Memorandum, including the following documents filed by the Company with the Securities and Exchange Commission (the “SEC”, and such documents, the “SEC Filings”) and included as exhibits to the Memorandum: Annual Report on Form 10-KSB for the year ended December 31, 2006; Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007; Current Reports on Form 8-K filed April 4, 2007, April 16, 2007, and June 12, 2007, respectively; and Definitive Proxy Statement on Schedule 14A filed April 25, 2007. The Subscriber further represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, its investment advisor, attorney and/or accountant has requested or desired to know or which is otherwise relevant to an investment decision, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber or its advisors or agents has requested.

2.5 (a) The Subscriber has relied solely upon the information provided by the Company in making the decision to invest in the Securities. The Subscriber is familiar with and understands the terms of the Offering, including the rights to which the Subscriber is entitled under this Agreement. In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (whether oral or written) from the Company, or any agent, employee or Affiliate of the Company other than as set forth in the Memorandum, in this Agreement or resulting from the results of the Subscriber’s own independent investigation. The Subscriber understands and acknowledges that nothing in this Agreement, the Memorandum or any other materials provided to the Subscriber in connection with the subscription for the Securities or sale of the Securities constitutes investment, tax or legal advice. To the extent deemed necessary or advisable by the Subscriber in its sole discretion, the Subscriber has retained, at its sole expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Securities hereunder.

(b) No Securities were offered or sold to the Subscriber by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

2.6 The Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors, has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

2.7 The Subscriber understands, acknowledges and agrees that the Offering has not been reviewed, recommended or endorsed by the SEC or any state securities regulatory authority or other governmental body or agency, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated under the Securities Act. The Subscriber shall not sell or otherwise transfer the Securities unless such transfer is registered under the Securities Act or unless an exemption from such registration is available. The Subscriber understands that if required by the laws or regulations or any applicable jurisdictions, the Offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration of exemption therefrom.

2.8 The Subscriber understands, acknowledges and agrees that the Securities have not been registered under the Securities Act in reliance upon a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Subscriber’s investment intention and the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, acknowledgments and covenants of Subscriber set forth herein. In this connection, the Subscriber hereby represents that the representations, warranties, acknowledgments and covenants of Subscriber set forth herein are true and correct, Subscriber will comply with the covenants set forth herein, and the Subscriber is purchasing the Securities for the Subscriber’s own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other Person (as defined in Article 5). The Subscriber, if an entity, also represents that it was not formed for the purpose of purchasing the Securities. The Subscriber has no current plans to effect a “change of control” of the Company, as such term is understood in Rule 13d of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2.9 The Subscriber understands that the Securities will not be registered or available for sale in the public markets except as specifically provided herein, and Rule 144 promul-gated under the Securities Act (“Rule 144”) requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering (and a two-year holding period for unlimited sales by non-Affiliates of the Company) without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Securities Act or any state securities or “blue sky” laws or assist the Subscriber in obtaining an exemption from various registration requirements, other than as set forth in Article 5 herein.

2.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities substantially as set forth below, that such Securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

2.11 The Subscriber agrees to supply the Company, within five (5) days after the Subscriber receives the request therefor from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable in order to establish or verify the Subscriber’s representations contained herein.

2.12 The address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

2.13 The Subscriber has full power and authority (corporate or otherwise) to execute, deliver, and perform this Agreement and to purchase the Securities and has taken all action necessary to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

2.14 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity (a) it is authorized and qualified to become an investor in the Company and the Person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

2.15 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by NASD Rule 3050, receipt of which must be acknowledged by such firm in Section 7.4 below in accordance with such rules.

2.16 The Subscriber understands, acknowledges and agrees that this subscription may be rejected, in whole or in part, by the Company or the Placement Agents, in each of their sole and absolute discretion, at any time before any Closing Date notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription. The Subscriber hereby authorizes and directs the Company to return, without interest, any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained by the Subscriber with a Placement Agent.

2.17 The Subscriber understands, acknowledges and agrees with the Company that except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one Person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such Person and its heirs, executors, administrators, successors, legal representatives and permitted assigns.

2.18  The Subscriber understands, acknowledges and agrees with the Company that, the Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D, and/or the provisions of Regulation S which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber.

2.19  The Subscriber understands, acknowledges and agrees that there can be no assurance that the Subscriber will be able to sell or dispose of the Securities. It is understood than in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, in addition to any other restrictions on transfer set forth herein or in the Warrants, the Company may, at a minimum, require any transferee to fulfill the Subscriber suitability requirements thereunder and make the representations, warranties and covenants of Subscriber hereunder.

2.20  The Subscriber represents and warrants that during the period commencing upon the date that the Subscriber was first contacted with respect to the Offering (the “First Date”) the Subscriber has not, directly or indirectly, through related parties, Affiliates or otherwise, sold “short” or “short against the box” (as such terms are generally understood) and until the Registration Statement (as defined in Article 6) is declared effective, will not sell "short" or "short against the box" any equity security of the Company or take any action with respect to any equity security of the Company which would violate the Securities Act or the rules and regulations promulgated thereunder and from the First Date through the Closing Date or termination of this Agreement has not and will not take any action the intent or reasonably foreseeable effect of which is to reduce the trading price of the Common Stock.

2.21 The Subscriber understands, acknowledges and agrees that the existence of and information contained in this Agreement, the Memorandum or otherwise made available to the Subscriber by the Company (collectively, the “Confidential Information”) is to be used solely for the purpose of evaluating a possible investment in the Securities and is confidential and non-public and agrees that all such Confidential Information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with evaluating a possible investment in the Securities) nor disclosed to any third party for any reason and in any manner, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that this obligation shall not apply to any such Confidential Information that (i) is part of the public knowledge or literature and readily accessible at the date hereof (except as a result of a breach of this provision by any party) or (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision by any party).

2.22 Subscriber represents and warrants that he/she/it has complied with all applicable provisions of the Exchange Act, the rules and regulations promulgated by the SEC thereunder and will comply at the time of sale pursuant to the Registration Statement. Additionally, Subscriber understands that the rules and regulations of the SEC prohibit Subscriber from using any Note Shares or Warrant Shares to cover short sales of Common Stock “against the box” which were made prior to the effectiveness of the Registration Statement covering the resale of the Note Shares and Warrant Shares. Subscriber (either directly or indirectly) shall not use the information about the Company (including the terms of the Offering and the Securities) for any other purpose, including trading of the Company’s securities (including any short selling or other hedging transactions), until the terms of the Offering have been publicly disclosed.

2.23 If the Subscriber is purchasing the Securities in a fiduciary capacity for another Person, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents, and such other Person fulfills all the requirements for purchase of the Securities as such requirements are set forth herein, concurs in the purchase of the Securities and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and correct copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

2.24 No authorization, approval, consent or license of any Person is required to be obtained for the purchase of the Securities by the Subscriber, other than as have been obtained and are in full force and effect. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in any violation of or constitute a default under any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or to the best of the Subscriber’s knowledge, any permit, franchise, judgment, order, decree, statute, rule or regulation to which the Subscriber or any of its businesses or properties is subject.

2.25 The Subscriber understands, acknowledges and agrees that the representations, warranties and agreements of the Subscriber contained herein (including the Confidential Investor Questionnaire) and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct on the date hereof and as of the Closing Date as if made on and as of such date (except for representations, warranties and agreements as of a specific date, which shall be true and correct as of such date) and shall survive the execution and delivery of this Agreement and the purchase of the Securities. The Subscriber agrees that the Placement Agents shall be entitled to rely on the representations, warranties and agreements of the Subscriber contained herein as if such representations, warranties and agreements were made or provided directly to the Placement Agents.

2.26 The Subscriber hereby covenants with the Company not to make any sale of the Securities under the Registration Statement without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and further agrees to comply with reasonable requests of the Company or its transfer agent to provide additional information and representations concerning such sale.

2.27 (a) The Subscriber agrees, acknowledges and understands that each Placement Agent is acting as placement agent for the Securities being offered hereby and will be compensated by the Company for acting in such capacity, including, but not limited to, by: (i) placement fees in cash equal to up to 7% of the proceeds received by the Company at the Closing; and (ii) warrants (the “Placement Warrants”) to purchase a number of shares of Common Stock (the “Placement Warrant Shares”) equal to 10% of the gross cash proceeds from the Offering divided by the closing value of the Common Stock on the Closing Date; provided, however, that GunnAllen will also receive an additional Placement Warrant to purchase 240,000 Placement Warrant Shares; and (iii) reimbursement of its reasonable, documented expenses (including reasonable legal fees) incurred in connection with the Offering (which reimbursement shall not exceed $35,000). The Placement Warrants shall have an exercise price per share equal to 110% of the conversion price applicable to a voluntary conversion of the Notes. Except as otherwise provided herein, the Subscriber shall not be entitled to reimbursement of any expenses incurred by the Subscriber in connection with the Offering.

(b) The Subscriber agrees, acknowledges and understands that each Placement Agent may engage other Persons, selected by it in its discretion, who are members of the NASD or who are located outside the United States, to assist such Placement Agent in connection with this Offering.

3. REPRESENTATIONS BY AND COVENANTS OF THE COMPANY.

The Company hereby represents and warrants to the Subscriber and agrees as of the date hereof and the Closing Date that:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, conditions (financial or otherwise), properties, assets, liabilities, or results of operations of that entity individually or of the Company and its Subsidiaries (as defined below) as a whole (a “Material Adverse Effect”). For purposes of this Section, “Subsidiary” means any corporation, partnership, limited liability company, association, or other business entity in which the Company owns or controls, directly or indirectly, any interest, including, without limitation, any joint venture, partnership, or similar arrangement.

3.2 Capitalization.

(a) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. As of the date of the Memorandum, there were 54,621,119 shares of Common Stock issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable, and no shares of preferred stock outstanding. In addition, there are 22,976,191 shares of Common Stock reserved for issuance pursuant to outstanding options and warrants. All of the securities issued by the Company have been issued in accordance with all applicable federal and state securities laws. Other than as set forth above, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Except as set forth in the Memorandum, there are no preemptive rights or rights of first refusal or similar rights which are binding on the Company permitting any Person to subscribe for or purchase from the Company shares of its capital stock pursuant to any provision of law, the Company’s Certificate of Incorporation as in effect on the date hereof (the “Certificate of Incorporation”) or the Company’s Bylaws, as in effect on the date hereof (the “Bylaws”) or by agreement or otherwise. Except as set forth in the Memorandum, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. The Company has made available to the Placement Agents true, correct and complete copies of the Company’s Certificate of Incorporation and Bylaws.

(b) The Company owns all of the issued and outstanding shares of capital stock of all of its Subsidiaries, except as described in the SEC Filings. There are no outstanding securities, options, warrants, rights or agreements or other commitments pursuant to which any such subsidiary is or may become obligated to issue any shares of its capital stock, or any securities convertible into or exercisable or exchangeable for such capital stock

3.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Note Shares, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, full paid and non-assessable. The Company has reserved, and will reserve at all times in the future, a sufficient number of shares of Common Stock to allow for the conversion of the Notes and the exercise of the Warrants. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering.

3.4 No Conflict; Governmental Consents.

(a) Except as would not reasonably be expected to have a Material Adverse Effect, the execution and delivery by the Company of this Agreement and the consumma-tion of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b) No consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority relating to an exemption from registration thereunder.

3.5 Licenses. Except as otherwise set forth in the Memorandum or as would not reasonably be expected to have a Material Adverse Effect, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.

3.6 Litigation. There is no pending, or to the Company’s knowledge, threatened legal or governmental proceedings against the Company which (i) adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have a Material Adverse Effect. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

3.7 Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

3.8 Financial Statements. The financial statements of the Company included in the SEC Filings (the “Financial Statements”) fairly present in all material respects the financial condition and position of the Company at the dates and for the periods indicated; and have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods covered thereby, except as may be otherwise specified in such Financial Statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since the date of the most recent balance sheet included as part of the Financial Statements, there has not been to the Company’s knowledge: (i) any change in the business, conditions (financial or otherwise), properties, assets, liabilities, or results of operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; or (ii) any other event or condition of any character that, either individually or cumulatively, would reasonably be expected to have a Material Adverse Effect, except for the expenses incurred in connection with the transactions contemplated by this Agreement.

3.9 Title to Properties and Assets; Liens, Etc. Except as described in the Memorandum, the Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent; (b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; (c) those that have otherwise arisen in the ordinary course of business; and (d) those that would not reasonably be expected to have a Material Adverse Effect. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

3.10 Obligations to Related Parties. Except as disclosed in the Memorandum or as would not reasonably be expected to have a Material Adverse Effect, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) anti-dilution provisions in favor of the Company’s Chief Executive Officer, as described in the Memorandum under the caption “The Offering and Related Matters - Option Grant to Chief Executive Officer”, (c) reimbursement for reasonable expenses incurred on behalf of the Company, (d) standard indemnification provisions in the certificate of incorporation and by-laws, and (e) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

3.11 Employee Relations; Employee Benefit Plans. The Company is not a party to any collective bargaining agreement or union contract. The Company believes that its relations with its employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Memorandum, the Company does not maintain any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, "employee benefit plans", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for any present or former employees, officers or directors of the Company or with respect to which the Company has liability or makes or has an obligation to make contributions, other than any such plans, agreements, arrangements or commitments made generally available to the Company’s employees.

3.12 Environmental Laws. To the knowledge of the Company, it (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

3.13 Tax Status. To the knowledge of the Company, it (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

3.14 Proprietary Rights. To the Company’s knowledge, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trade names, corporate names, copyrights, trade secrets, licenses, inventions, formulations, technology and know-how and other intangible property used in the conduct of its business as described in the Memorandum (the “Proprietary Rights”). Except as described in the Memorandum, to the Company’s knowledge, the Company has not received any notice of, and there are no facts known to the Company that reasonably indicate the existence of (i) any infringement or misappropriation by any third party of any of the Proprietary Rights or (ii) any claim by a third party contesting the validity of any of the Proprietary Rights. The Company has not received any notice of any infringement, misappropriation or violation by the Company or any of its employees of any Proprietary Rights of third parties

3.15 Absence of Certain Changes. Since the date of the Memorandum, there has been no material adverse change in the business, operations, conditions (financial or otherwise), prospects, assets or results of operations of the Company or any of its Subsidiaries, other than as contemplated by or described in the Memorandum.

3.16 Other Indebtedness. Following the Closing Date, as long as any Note remains outstanding, the Company will not, without the prior written consent of the holders of Notes evidencing at least a majority of the principal indebtedness then outstanding under the Notes, incur indebtedness for borrowed money (“New Debt”) in favor of any person or entity (each a “New Lender”) which indebtedness is secured or otherwise senior in priority to any Note issued to any subscriber pursuant to this Agreement or any substantially similar agreement, unless the New Lenders execute and deliver to the subscribers then holding Notes a subordination agreement (in a form acceptable to the subscribers holding Notes evidencing at least a majority of the principal indebtedness then outstanding under the Notes) providing for the subordination of the New Debt to any of the indebtedness evidenced by any Notes.

3.17 Disclosure. The information set forth in the Memorandum as of the date hereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

4. CONDITIONS TO OBLIGATIONS OF EACH PARTY.

4.1  Conditions to Obligations of the Company. The Company’s obligation to complete the sale and issuance of the Securities and deliver the Securities to the Subscriber at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

(a) Representations and Warranties Correct. The representations and warranties made by the Subscriber in Article 2 hereof shall be true and correct when made, and shall be true and correct on and as of the Closing Date (except for any representation or warranty that speaks as of a specific date, which shall be true and correct as of such date).

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to such sale and issuance shall have been performed or complied with in all material respects.

(c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the issuance and sale of the Securities or requiring any consent or approval of any Person which shall not have been obtained to issue or sell the Securities, or in either case to otherwise consummate the transactions contemplated hereby (except as otherwise provided in this Agreement).

(e) Payment of Consideration. The Company shall have received the full amount of the Aggregate Purchase Price for the Securities being purchased hereunder at the Closing.

(f) Questionnaires. The Subscriber shall have completed, executed and delivered to the Company the Confidential Investor Questionnaire, included as Article 7 hereof, and the Registration Questionnaire, included as Appendix A hereto, which questionnaires shall be true and correct as of the Closing and shall be satisfactory to the Placement Agents and the Company, in their sole discretion.

(g) Minimum Offering. The Company shall have received duly executed subscriptions and corresponding readily available funds shall have been deposited into the Escrow Account from Subscribers equal to or in excess of the Minimum Offering.

4.2 The Subscriber’s obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a) Representations and Warranties Correct. The representations and warranties made by the Company in Article 3 hereof shall be true and correct when made, and shall be true and correct on and as of the Closing Date (except for any representation or warranty that speaks as of a specific date, which shall be true and correct as of such date).

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

(c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the issuance and sale of the Securities or requiring any consent or approval of any Person which shall not have been obtained to issue or sell the Securities, or in either case to otherwise consummate the transactions contemplated hereby (except as otherwise provided in this Agreement).

(e) Minimum Offering. The Company shall have received duly executed subscriptions and corresponding readily available funds in the Escrow Account from Subscribers equal to or in excess of the Minimum Offering Amount.

(f) No Suspension of Trading; Change in Financial Markets. Trading in the Common Stock shall not be suspended by the SEC or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall have been terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally in the United States shall have not been suspended or limited, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Placement Agents, makes it impracticable or inadvisable to purchase the Securities at the Closing.

5. REGISTRATION RIGHTS.

5.1 As used in this Agreement, the following terms shall have the following meanings:

(a) “Affiliate” shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

(b) “Business Day” shall mean any day other than a Saturday, Sunday or other day on which the SEC is closed for business.

(c) “Holders” shall mean the Subscribers and any Person holding Registrable Securities or any Person to whom the rights under Article 5 have been transferred in accordance with Section 5.11 hereof.

(d) “Person” shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

(e) The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

(f) “Registrable Securities” shall mean the Note Shares, the Warrant Shares and the Placement Warrant Shares and any shares of Common Stock issued as a dividend or distribution with respect to or in replacement of the Common Stock issued, directly or indirectly, in connection with this Offering; provided, however, that Securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are not held by a Holder or a permitted transferee; and (iii) are not eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Securities Act.

(g)  “Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

(h)  “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and, except to the extent set forth in the definition of Registration Expenses, all fees and expenses of legal counsel for any Holder.

(i)  “Subsidiary” shall mean, with respect to any Person, any other Person of which more than fifty percent (50%) of the shares of stock or other interests entitled to vote in the election of directors or comparable Persons performing similar functions (excluding shares or other interests entitled to vote only upon the failure to pay dividends thereon or other contingencies) are at the time owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person.

5.2 Piggyback Registration.

(a) The Company agrees that if, at any time, and from time to time, after the completion of a Qualified Financing, the Board of Directors of the Company (the “Board”) shall authorize the filing of a registration statement under the Securities Act in connection with the registration of any of its Securities by it or any of its stockholders (other than an offering registered on Form S-8, Form S-4 or a similarly inappropriate form), the Company shall: (A) promptly notify each Holder that such registration statement will be filed and that the Registrable Securities then held by such Holder will be included in such registration statement at such Holder’s request; (B) subject to Section 5.6, cause such registration statement to cover all of such Registrable Securities issued to such Holder for which such Holder requests inclusion; (C) use reaonable best efforts to cause such registration statement to become effective as soon as practicable; and (D) take all other reasonable action necessary under any Federal or state law or regulation of any governmental authority to permit all such Registrable Securities that have been issued to such Holder to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for such Holder to promptly effect the proposed sale or other disposition.

(b) Notwithstanding any other provision of this Section 5.2, the Company may at any time, abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of shares requested by the Holder for inclusion, the Holder shall retain the right to request inclusion of shares as set forth above and the withdrawn registration shall not be deemed to be a registration request for the purposes of Section 5.2(c) below.

(c) Each Holder shall have the right to request inclusion of any of its Registrable Securities in a registration statement as described in this Section 5.2, up to three times.

5.3 Registration Procedures. Whenever required under this Article 5 to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

(a) Use reaonable best efforts to (i) cause such registration statement to become effective, and (ii) cause such registration statement to remain effective until the earliest to occur of (A) such date as the Holders have completed the distribution described in the registration statement and (B) such time that all of such Registrable Securities are no longer, by reason of Rule 144(k) under the Act, required to be registered for the sale thereof by such Holders. The Company will also use its reaonable best efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement. In the event that the Company becomes qualified for the use of Form S-3 or any successor form at a time when any registration statement on any other Form which includes Registrable Securities is required to be maintained hereunder, the Company shall, upon the request of any Selling Holder, subject to Section 5.4, (i) as expeditiously as reasonably possible, use reaonable best efforts to cause a Short-Form Registration covering such Registrable Securities to become effective and (ii) comply with each of the other requirements of this Section 5.3 which may applicable thereto. Upon the effectiveness of such Short-Form Registration, the Company shall be relieved of its obligations hereunder to keep in effect the registration statement which initially covered the Registrable Securities included in such Short-Form Registration.

(b) Prepare and file with the SEC such amendments and supplements to such registration state-ment, and the prospectus used in connection with such registra-tion statement, as may be necessary to comply with the provi-sions of the Securities Act with respect to the disposition of all securities covered by such registra-tion statement.

(c) Make available for inspection upon reasonable notice during the Company’s regular business hours by each Selling Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

(d) Furnish to the Selling Holders such numbers of copies of a prospectus, including a preliminary pros-pectus as amended or supplemented from time to time, in conformi-ty with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposi-tion of Registrable Securities owned by them.

(e) Use reaonable best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdic-tions as shall be reason-ably requested by the Selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition there-to to quali-fy to do business or to file a general consent to ser-vice of process in any such states or jurisdic-tions, unless the Company is already subject to service in such jurisdiction and except as may be re-quired by the Securities Act.

(f) In the event of any underwritten public offer-ing, enter into and perform its obligations under an under-writing agreement, in usual and customary form, with the managing under-writer of such offering. Each Selling Holder participating in such under-writing shall also enter into and perform its obligations under such an agreement.

(g) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a pro-spectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such regis-tration statement, as then in effect, in-cludes an untrue state-ment of a material fact or omits to state a material fact required to be stated therein or neces-sary to make the statements therein not misleading in the light of the circum-stances then existing.

(h) Cause all such Registrable Securi-ties regis-tered hereunder to be listed on each secu-rities exchange or quotation service on which similar securities issued by the Company are then listed or quoted or, if no such similar securities are listed or quoted on a securities exchange or quotation service, apply for qualification and use reaonable best efforts to qualify such Registrable Securities for inclusion on the New York Stock Exchange or listing on a quotation system of the National Association of Securities Dealers, Inc.

(i) Cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

5.4 Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursu-ant to this Article 5 with respect to the Registrable Securi-ties of any Selling Holder that such Holder shall furnish to the Company such informa-tion regarding the Holder, the Registra-ble Securities held by the Holder, and the intended method of disposition of such securi-ties as shall be reasonably required by the Company to effect the registration of such Holder's Registrable Securities, which shall include, without limitation, the completion of the Registration Questionnaire attached hereto as Appendix A.

5.5 Registration Expenses. The Company shall bear and pay all Registration Expenses incurred in connection with any registra-tion, filing or qualifica-tion of Registrable Securities with respect to registra-tions pursuant to this Article 5 for each Holder, but excluding under-writing dis-counts and com-missions relating to Registra-ble Securi-ties and excluding any professional fees or costs of accounting, financial or legal advisors to any of the Holders.

5.6 Underwriting Requirements. In connec-tion with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 5.2 to include any of the Holders’ Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwrit-ers), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Secu-rities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securi-ties, including Registra-ble Securities, which the under-writers determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be appor-tioned pro rata among the selling stockholders according to the total amount of securities entitled to be includ-ed there-in owned by each selling stockholder or in such other proportions as shall mutu-ally be agreed to by such sell-ing stockholders). For purposes of the preceding paren-thetical concerning apportionment, for any selling stock-holder who is a holder of Registrable Securities and is a partner-ship or corporation, the partners, retired part-ners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stock-holder”, and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registra-tion rights owned by all entities and individuals in-cluded in such “selling stockhold-er”, as defined in this sentence. To the extent any Registrable Securities are excluded from registration pursuant to this Section 5.6, then the Company shall continue to be obligated under Section 5.2 hereof to include such omitted Registrable Securities in the next appropriate registration statement filed by the Company.

5.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restrain-ing or otherwise delaying any such registration as the result of any controversy that might arise with respect to the inter-pretation or implemen-tation of this Article.

5.8 Indemnification. In the event that any Regis-trable Securi-ties are included in a registration state-ment under this Article 5:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or under-writer within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabili-ties (joint or sever-al) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damag-es, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collec-tively a “Violation”): (i) any untrue state-ment or alleged untrue statement of a material fact contained in such registra-tion state-ment, including any preliminary prospectus or final prospectus contained therein or any amendments or sup-plements thereto, (ii) the omission or alleged omis-sion to state therein a material fact re-quired to be stated therein, or necessary to make the statements therein not misleading, or (iii) any viola-tion or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, under-writer or controlling person, as in-curred, any legal or other expenses reasonably in-curred by them in connection with investi-gating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such set-tlement is effected without the consent of the Compa-ny (which consent shall not be unreasonably with-held), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformi-ty with written information furnished expressly for use in con-nection with such registration by any such Holder, under-writer or controlling person.

(b) To the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who con-trols the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securi-ties in such registration statement and any controlling person of any such under-writer or other Holder, against any losses, claims, damages, or liabilities (joint or sever-al) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information fur-nished by such Holder ex-pressly for use in connection with such regis-tration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intend-ed to be indemnified pursu-ant to this Section 5.8(b), in connection with investi-gating or defending any such loss, claim, damage, liability, or action; provided, however, that the indem-nity agreement con-tained in this Section 5.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is ef-fected with-out the consent of the Hold-er, which consent shall not be unreasonably withheld; provid-ed, further, that, in no event shall any indemnity under this Section 5.8(b) exceed the greater of the cash value of the (i) gross proceeds from the offering received by such Holder or (ii) such Holder’s investment pursuant to this Agreement as set forth on the signature page attached hereto.

(c) Promptly after receipt by an indem-ni-fied party under this Section 5.8 of notice of the commencement of any action (including any governmental action), such indem-nified party shall, if a claim in respect thereof is to be made against any indemnify-ing party under this Section 5.8, deliver to the indemnify-ing party a written notice of the commencement thereof and the indemni-fying party shall have the right to par-ticipate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party simi-larly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indem-nified parties which may be represented with-out conflict by one counsel) shall have the right to retain one sepa-rate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indem-nified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemni-fied party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a rea-sonable time of the com-mencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indem-nifying party of any liability to the indemnified party under this Section 5.8, but the omission so to deliver written notice to the indemnify-ing party will not re-lieve it of any liabil-ity that it may have to any indem-nified party otherwise than under this Section 5.98.

(d) If the indemnification provided for in this Section 5.8 is held by a court of competent juris-diction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or ex-pense referred to therein, then the indemnifying party, in lieu of indem-nifying such indemnified party hereun-der, shall contrib-ute to the amount paid or pay-able by such indemnified party as a result of such loss, liabil-ity, claim, dam-age, or expense in such pro-por-tion as is appro-priate to reflect the relative fault of the indem-nifying party on the one hand and of the indem-nified party on the other in connection with the state-ments or omissions that resulted in such loss, liabili-ty, claim, damage, or expense as well as any other relevant equita-ble consid-er-ations. The relative fault of the indemni-fying party and of the indemnified party shall be deter-mined by refer-ence to, among other things, whether the untrue or alleged untrue statement of a materi-al fact or the alleged omission to state a material fact relates to infor-mation supplied by the indemnifying party or by the indemnified party and the parties' rela-tive intent, knowl-edge, access to infor-ma-tion, and opportunity to correct or prevent such state-ment or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and con-tri-bution contained in the underwriting agreement en-tered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provi-sions in the underwriting agreement shall con-trol.

(f) The obligations of the Company and Holders under this Section 5.8 shall survive the com-ple-tion of any offer-ing of Registrable Securities in a registration state-ment under this Article V, and other-wise.

5.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regula-tion of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, as well as to maintain its eligibility for trading the Common Stock on the OTC Bulletin Board, the Company agrees to:

(a) make and keep public information avail-able, as those terms are understood and defined in Rule 144; and

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

5.10 Permitted Transferees. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article 5 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities if: (a) such Holder gives prior written notice to the Company; (b) such transferee agrees to comply with the terms and provisions of this Agreement; (c) such transfer is otherwise in compliance with this Agreement, (d) such transfer is otherwise effected in accordance with applicable securities laws and (e) such Holder transfers at least 51% of its shares of Registrable Securities to the transferee. Except as specifically permitted by this Section 5.10, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

5.12 Termination of Registration Rights The right of any Holder to request or demand inclu-sion in any regis-tration pursuant to this Article 5 shall terminate if all shares of Registrable Secu-rities held by such Holder may immediately be sold under Rule 144(k) without restriction.

6. MISCELLANEOUS.

6.1 The Company reserves the right to reject the subscription made hereby in its sole discretion. Unless terminated earlier in the Placement Agents’ or the Company’s sole discretion, the Offering will expire on June 29, 2007, (as such date may be extended by agreement of the Placement and the Company in their sole discretion without notice to the Subscribers for an additional 60 days (the “Termination Date”)), if the conditions to closing set forth in Article 4 have not been satisfied or waived by such time.

6.2 The Company’s agreement with each Subscriber is a separate agreement and each sale of the Securities to each Subscriber is a separate sale.

6.3 All notices, requests and other communications under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressees in person or by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by facsimile or e-mail transmission, as follows:

If to the Company:	VioQuest Pharmaceuticals, Inc.
180 Mount Airy Road, Suite 102
Basking Ridge, New Jersey 07920
Facsimile: (908)766-4455
Attn: Chief Financial Officer
Email: brian.lenz@vioquestpharm.com

With a copy to:	Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center
90 South 7th Street
Minneapolis, Minnesota 55402
Facsimile: (612) 642-8343
Attn: Christopher J. Melsha, Esq.
Email: chris.melsha@maslon.com

If to a Subscriber, at such address as such Subscriber shall have provided in writing to the Company or such other addresses as such Subscriber furnishes by notice given in accordance with this Section 6.3 or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Except as provided in Section 5.11 above, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.5 Subject to the provisions of Section 5.9, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.6 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Securities as herein provided; subject, however, to the right hereby reserved to the Company to reject this subscription in accordance with Section 2.16, enter into the same agreements with other subscribers and to add and/or delete other Persons as subscribers.

6.7 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.

6.8 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.9 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.10 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.12 (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b) The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law or court order and to satisfy its obligations under Article 5.

6.13 The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement (other than the Placement Agents). The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such Person (other than the Placement Agents) acting on behalf of the Subscriber hereunder.

6.14 This Agreement (including all exhibits, schedules and amendments hereto) (i) constitutes the entire Agreement and understandings of the parties hereto and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof and (ii) is not intended to confer upon any other Person other than the parties hereto any rights or remedies hereunder (except for the holders of Registrable Securities as set forth in Article 5).

7. CONFIDENTIAL INVESTOR QUESTIONNAIRE.

7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law or as necessary for inclusion in the Registration Statement. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___
The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D ___
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E ___	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F ___
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G ___
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor“ as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H ___
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I ___	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

7.2 SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please state whether you have you participated in other private placements before:

YES_______   NO_______

(d) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Biopharmaceutical Companies

Frequently	_______________	_______________	_______________
Occasionally	_______________	_______________	_______________
Never	_______________	_______________	_______________

(e) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______   NO_______

(f) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______   NO_______

(g) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______   NO_______

(h) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______   NO_______

(h)  For all Subscribers, do you understand that there is no guarantee of financial return on this investment, that an investment in the Securities is highly speculative and risky and that you run the risk of losing your entire investment?

YES_______   NO_______

(j)  For all Subscribers, will you have sufficient readily available cash to fund your obligation to purchase Securities at the Closing pursuant to your subscription if and when the Closing occurs?

YES_______   NO_______

7.3 MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)   Individual Ownership
(b)   Community Property
(c)   Joint Tenant with Right of
Survivorship (both parties
must sign)
(d)   Partnership*
(e)   Tenants in Common
(f)   Corporation*
(g)  Trust*
(h)  Limited Liability Company*
(i)   Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4 NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________  No __________

If Yes, please describe:
_________________________________________________________
_________________________________________________________
_________________________________________________________

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by NASD Rule 3050.

_________________________________
Name of NASD Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 7 and such answers have been provided under the assumption that the Company will rely on them.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE TO FOLLOW]

[Signature Page]

Aggregate Principal Amount of Notes = $___________________________
(Total Investment)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Email Address	Email Address

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued: _________________________________________

Dated:     ______________________ , 2007

INVESTORS:  PLEASE COMPLETE THE REGISTRATION QUESTIONNAIRE ATTACHED HERETO AS APPENDIX A.

[Company Signature Page]

This Subscription Agreement is agreed to and accepted by the Company as of _______, 2007.

VIOQUEST PHARMACEUTICALS, INC.

By:
Name:
Title

CERTIFICATE OF SIGNATORY

(To be completed if Securities are
being subscribed for by an entity)

I,____________________________, am the____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of _________________, 2007.

(Signature)